UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2020

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market
Series D Preferred Stock	YGYIP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

 On March 20, 2020, Youngevity International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Daniel Mangless (“Mangless”), pursuant to which it issued a senior secured promissory note (the “Note”) in the principal amount of $1,000,000, due March 20, 2021, bearing interest at 18% per annum. The Note is prepayable, at the option of the Company, at any time without premium or penalty. Pursuant to a Pledge and Security Agreement, dated March 20, 2020, entered into by the Company and CLR Roasters, LLC (“CLR”) with Mangless (the “Security Agreement”), the Note is secured by a first priority lien granted by CLR in its rights under the Finance, Security and AR AP Monetization Agreement, dated March 6, 2020 by and between H&H Coffee Group Export Corp., H&H Export Y Cia. Ltda and CLR to receive certain payments. Mangless received 50,000 shares of the Company’s stock from the Company in connection with his investment.

The foregoing description of the terms of the Note, SPA and Security Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Note, SPA and Security Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the securities of the Company set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company issued the Note and shares of the Company’s Common Stock to Mangless in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by Mangless with respect to his status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	18% Senior Secured Promissory Note, dated dated March 20, 2020.
10.1	Securities Purchase Agreement, by and between Youngevity International, Inc. and Daniel Mangless, dated March 20, 2020.
10.2	Pledge and Security Agreement, by and between Youngevity International, Inc. and Daniel Mangless, dated March 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: March 26, 2020	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer